Exhibit 99.1

Q2 2024 Earnings Call December 7, 2023

Safe Harbor and Basis of Presentation

Forward-Looking Statement Safe Harbor — This presentation includes "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You can generally identify forward-looking statements by the Company's use of forward-looking terminology such as "anticipate," "believe," "confident," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "seek," or "should," or the negative thereof or other variations thereon or comparable terminology. In particular, statements about the markets in which GMS operates and our products, including potential or expected growth in those markets and products, the economy generally, our ability to continue successfully navigating the evolving operating environment and executing our business, strategic initiatives and priorities and growth potential, future M&A and greenfields, inflation, capital structure, pricing, volumes, net sales, organic sales, gross margins, incremental EBITDA, Adjusted EBITDA, Adjusted EBITDA margin, interest expense, tax rates, capital expenditures, free cash flow, future financial performance and liquidity, and the ability of the Company to grow stronger contained in this presentation may be considered forward-looking statements. Statements about our expectations, beliefs, plans, strategies, objectives, prospects, assumptions or future events or performance may be considered forward-looking statements. The Company has based forward-looking statements on its current expectations, assumptions, estimates and projections. While the Company believes these expectations, assumptions, estimates and projections are reasonable, such forward-looking statements are only predictions and involve known and unknown risks and uncertainties, many of which are beyond its control, including current public health issues that may affect the Company's business. Forward-looking statements involve risks and uncertainties, including, but not limited to, those described in the "Risk Factors" section in the Company's most recent Annual Report on Form 10-K, and in its other periodic reports filed with the SEC. In addition, the statements in this release are made as of December 7, 2023. The Company undertakes no obligation to update any of the forward-looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise. These forward-looking statements should not be relied upon as representing the Company's views as of any date subsequent to December 7, 2023.

Use of Non-GAAP and Adjusted Financial Information — To supplement GAAP financial information, we use adjusted measures of operating results which are non-GAAP measures. This non-GAAP adjusted financial information is provided as additional information for investors. These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non-recurring, infrequent or other non-cash charges that are not believed to be material to the ongoing performance of our business. The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net income, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States. Please see the Appendix to this presentation for a further discussion on these non-GAAP measures and a reconciliation of these non-GAAP measures to the most directly comparable GAAP measures.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®
2

GMS – Q2 FY24 at a Glance

$1.4B Q224 Net Sales	**$81.0M** Q224 Net Income	**$167.6M** Q224 Adj. EBITDA*
$118.1M Q224 Cash from Operations	**5.7%** Q224 Net Income Margin	**11.8%** Q224 Adj. EBITDA Margin*

- Solid demand in commercial and multi-family construction drove volume increases in Ceilings, Steel Framing and Complementary Products
- Price deflation in Steel Framing offset the benefits from the commercial and multi-family volume increases
- Wallboard experienced only a slight volume decline, contributing to continued resilience in pricing.

GMS GYPSUM MANAGEMENT & SUPPLY, INC.

*For a reconciliation of Adjusted EBITDA and Adjusted EBITDA margin to the most directly comparable GAAP metrics, see Appendix. Unless indicated otherwise, comparisons are to Q2 2023.

3

4 Strategic Growth Priorities Capitalize on existing fixed investments in locations & equipment where we are underpenetrated or below expected share Grow Complementary Product opportunities to diversify and profitably expand our product offerings Expand the platform through accretive acquisition and greenfield opportunities, balanced with debt reduction priorities Leverage our scale and employ technology and best practices to deliver a best - in - class customer experience with an aim to further profit improvement Expand Share in Core Products Grow Complementary Products Platform Expansion Drive Improved Productivity & Profitability • The Gypsum Association, Steel Framing Industry Association and ceilings manufacturers all indicate that we continue to gain share • Q224 was the 14th consecutive quarter of year - over - year growth for our Complementary Products • Focus areas Tools & Fasteners, EIFS/Stucco and Insulation continue to outperform the broader category • During Q224, we completed the acquisition of AMW Construction Supply, a highly respected distributor of Tools & Fasteners and other Complementary Products in the Phoenix, AZ market • Opened 2 greenfield locations and 1 AMES store during the quarter • Efforts to improve productivity and profitability and to reduce complexity costs helped drive favorable SG&A costs for the quarter

5 Q2 Fiscal 2024 Sales Highlights Solid demand in commercial and multi - family construction drove volume increases in Ceilings, Steel Framing and Complementary Products, offset by price deflation in Steel Framing U.S. Residential Sales Q224 Net Sales $ 1.4 B Per Day Net Sales 2.1% U.S. Commercial Sales 0.4% U.S. Wallboard Volume For GMS Multi - Family – Up 17.0% Commercial – Up 6.5% Single - Family – Down 11.4% 5.7% 0.7% Deflationary price dynamics in Steel Framing reduced net sales by $85 million for the quarter Q224 Q223 Change Q224 Q223 Change Volume Price/Mix/Fx Wallboard 9.0$ 9.0$ 0.1% 9.0$ 9.0$ -0.3% -1.0% 0.7% Ceilings 2.7$ 2.5$ 9.9% 2.6$ 2.5$ 7.2% 5.8% 1.4% Steel Framing 3.6$ 4.3$ -16.6% 3.5$ 4.3$ -17.4% 13.1% -30.5% Complementary Products 6.6$ 6.3$ 4.8% 6.2$ 6.3$ -1.4% Total 21.9$ 22.1$ -0.7% 21.3$ 22.1$ -3.1% Per Day Net Sales Per Day Organic Sales Per Day Organic Growth

6 $464.5 $458.6 32.5% 32.3% 31.1% 31.6% 32.1% 32.6% $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 Fiscal Q2 2023 Fiscal Q2 2024 Gross Profit Gross Margin ($ mm) Deflationary Steel Pricing Impacts Profitability Cost Containment and Efficiency Gains Drive Favorable SG&A Results 1 For a reconciliation of Adjusted SG&A, Adjusted Net Income, Adjusted EBITDA and Adjusted EBITDA Margin to the most directly c omp arable GAAP metrics, see Appendix. 1 1 1 $270.9 $293.0 18.9% 20.6% 18.0% 18.5% 19.0% 19.5% 20.0% 20.5% 21.0% 21.5% $0 $50 $100 $150 $200 $250 $300 Fiscal Q2 2023 Fiscal Q2 2024 Adj. SG&A Adj. SG&A as % of Sales ($ mm) 1 $195.5 $167.6 13.7% 11.8% 10.5% 11.0% 11.5% 12.0% 12.5% 13.0% 13.5% 14.0% 14.5% 15.0% 15.5% 16.0% $0 $50 $100 $150 $200 $250 $300 Fiscal Q2 2023 Fiscal Q2 2024 Adj. EBITDA Adj. EBITDA Margin ($ mm) Gross Profit & Gross Margin Gross Profit up year - over - year and Gross Margin down due to deflationary steel pricing SG&A SG&A and Adj. SG&A expenses were up YOY due to the costs related to recently acquired businesses & greenfields and more robust multi - family and commercial volumes; Adj. SG&A percent of sales leverage was primarily negatively impacted by steel price deflation. Net Income & Adj. EBITDA 1 Net income decreased 21.5% YOY to $81.0M. Included a 16.7% increase in interest expense. Adjusted EBITDA of $167.6 million with 11.8% Adjusted EBITDA margin.

Attractive Capital Structure Supports Strategic Priorities

$118.1M

Q224
Cash from Operations

Improved 10% YOY

$102.1M

Q224
Free Cash Flow[1]

Improved 6% YOY

Substantial Liquidity

$76.5 million of cash on hand and $823.7 million available under our revolving credit facility.

Expanded Share Repurchase Authorization

Expanded repurchase authorization up to $250 million approved in October; $241.3 million of repurchase authorization remaining at 10/31/23



Debt/Lease Payments 14%
Capital Expenditures 15%
Share Repurchases 18%
Acquisitions 53%
3-Year Historical Use of Cash4

For Fiscal Years 2021, 2022 and 2023

LTM Net Debt / PF Adjusted EBITDA[2]



1.6x
1.6x
1.4x
1.5x
1.5x
10/31/2022
1/31/2023
4/30/2023
7/31/2023
10/31/2023

Debt[3] Maturity Schedule



$ in millions
$25
$45
$38
$32
$106
$840
FY24
FY25
FY26
FY27
FY28
Thereafter

1. For a reconciliation of free cash flow to cash used in operating activities, the most directly comparable GAAP metric, see Appendix.
2. For detail, including a reconciliation of Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.
3. Debt includes First Lien Term Loan, ABL Facility, Senior Notes, Finance Leases & Installment Notes.
4. Includes cash used for Capital Expenditures, Acquisitions, Share Repurchases, Payments on Principal on Long-Term Debt and Payments on Principal on Finance Lease Obligations for fiscal years 2021, 2022 and 2023
5. Balance sheet, capital structure and share repurchase authorization references are as of 10/31/23.

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

7

End Market & Product-Level Expectations for Q3 FY2024

Product Category	Q3 FY24 YOY Volume Expectations	Q3 FY24 YOY Price/Mix Expectations
Wallboard	• Multi-family: Up mid-teens • Single-family: Down low single-digits • Commercial: Up mid single-digits • Total Wallboard: Up mid single-digits	Flat to down slightly
Ceilings	Up mid-to-high single-digits	Up low single-digits
Steel Framing	Up low double-digits	Down nearly 25%
Complementary Products	Total sales growth in Complementary Products, including the benefits of recent acquisitions, is expected to be up high single to low double-digits	



GMS
GYPSUM MANAGEMENT & SUPPLY, INC.
8

Consolidated GMS Expectations for Q3 FY24 and Full Year Fiscal 2024

Metric for Q3 FY24	Q3 FY24 Expectation
Net Sales	Up low single-digits
Gross Margin	Similar to Q224's Gross Margin of 32.3%
Adjusted EBITDA[1]	$123 million - $127 million

Metric for Full Year FY24	Full Year FY24 Expectation
Interest Expense	~$70 - $72 million
Capital Expenditures	~$55 million
Free Cash Flow[1]	~ 50% - 60% of FY24 Adj. EBITDA[1]
Tax Rate[2]	~25.5% - 26.0%





GMS GYPSUM MANAGEMENT & SUPPLY, INC.

[1]For a reconciliation of Adjusted EBITDA, Adjusted Net Income or Free Cash Flow to the most directly comparable GAAP metrics, see Appendix.
[2]Tax rate refers to the normalized cash tax rate excluding the impact of acquisition accounting and certain other deferred tax amounts.

9

10 Appendix

11 Summary Quarterly Financials (In millions) 1Q23 2Q23 3Q23 4Q23 FY23 1Q24 2Q24 (Unaudited) Wallboard Volume (MSF) 1,191 1,232 1,058 1,130 4,611 1,204 1,231 Wallboard Price ($ / '000 Sq. Ft.) 438$ 474$ 473$ 481$ 467$ 475$ 476$ Wallboard 522$ 585$ 501$ 545$ 2,152$ 571$ 585$ Ceilings 167 160 147 155 629 175 175 Steel framing 275 278 234 224 1,011 237 232 Complementary products 396 409 353 380 1,538 426 428 Net sales 1,360 1,431 1,235 1,304 5,329 1,410 1,421 Cost of sales 925 966 832 880 3,603 959 962 Gross profit 435 465 402 424 1,726 451 459 Gross margin 32.0% 32.5% 32.6% 32.5% 32.4% 32.0% 32.3% Operating expenses: Selling, general and administrative expenses 268 279 267 280 1,094 287 301 Depreciation and amortization 32 32 31 31 127 32 33 Total operating expenses 300 311 299 311 1,221 319 334 Operating income 135 153 103 114 505 132 125 Other (expense) income: Interest expense (15) (16) (17) (18) (66) (19) (19) Write-off of discount and deferred financing costs - - - - - (1) - Other income, net 2 2 2 3 8 2 2 Total other expense, net (13) (14) (15) (16) (58) (18) (17) Income before taxes 122 139 88 98 448 114 108 Income tax expense 32 36 24 23 115 27 27 Net income 90$ 103$ 65$ 76$ 333$ 87$ 81$ Business Days 63 65 62 63 253 64 65 Net Sales by Business Day 21.6$ 22.0$ 19.9$ 20.7$ 21.1$ 22.0$ 21.9$ Beginning Branch Count 286 289 291 297 286 304 305 Added Branches 3 2 6 7 18 1 3 Ending Branch Count 289 291 297 304 304 305 308

Quarterly Cash Flows

($ in millions)
(Unaudited)

	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24
Net income	$ 89.5	$ 103.2	$ 64.8	$ 75.6	$ 333.0	$ 86.8	$ 81.0
Non-cash changes & other changes	8.9	63.3	21.8	62.0	155.9	(12.3)	48.2
Changes in primary working capital components:							
Trade accounts and notes receivable	(69.6)	(63.8)	105.3	(8.9)	(37.0)	(38.2)	(51.1)
Inventories	(28.7)	(3.6)	(2.4)	17.9	(16.8)	(1.4)	21.6
Accounts payable	(4.4)	8.2	(55.3)	58.2	6.7	(28.3)	18.4
Cash provided by (used in) operating activities	**(4.4)**	**107.3**	**134.1**	**204.8**	**441.7**	**6.6**	**118.1**
Purchases of property and equipment	(10.9)	(10.7)	(11.6)	(19.4)	(52.7)	(13.5)	(16.0)
Proceeds from sale of assets	0.3	0.6	0.8	1.2	2.9	1.0	0.7
Acquisitions of businesses, net of cash acquired	(2.6)	(0.0)	(17.8)	(41.3)	(61.7)	(39.0)	(17.0)
Cash (used in) investing activities	**(13.3)**	**(10.1)**	**(28.6)**	**(59.5)**	**(111.5)**	**(51.5)**	**(32.3)**
Cash provided by (used in) financing activities	**22.2**	**(77.4)**	**(43.8)**	**(166.7)**	**(265.6)**	**(39.1)**	**(89.7)**
Effect of exchange rates	0.2	(2.2)	0.8	(0.6)	(1.8)	0.7	(1.1)
Increase (decrease) in cash and cash equivalents	4.7	17.6	62.5	(21.9)	62.8	(83.3)	(4.9)
Balance, beginning of period	101.9	106.6	124.2	186.7	101.9	164.7	-
Balance, end of period	**$ 106.6**	**$ 124.2**	**$ 186.7**	**$ 164.7**	**$ 164.7**	**$ 81.4**	**$ (4.9)**
Supplemental cash flow disclosures:							
Cash paid for income taxes	$ 3.2	$ 57.6	$ 24.9	$ 24.7	$ 110.4	$ 3.2	$ 66.1
Cash paid for interest	$ 17.8	$ 11.5	$ 19.9	$ 12.6	$ 61.8	$ 21.9	$ 13.5

	1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24
Cash provided by (used in) operating activities	$ (4.4)	$ 107.3	$ 134.1	$ 204.8	$ 441.7	$ 6.6	$ 118.1
Purchases of property and equipment	(10.9)	(10.7)	(11.6)	(19.4)	(52.7)	(13.5)	(16.0)
Free cash flow [(1)]	**$ (15.3)**	**$ 96.5**	**$ 122.5**	**$ 185.4**	**$ 389.1**	**$ (6.9)**	**$ 102.1**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.

(1) Free cash flow is a non-GAAP financial measure defined as net cash provided by (used in) operations less capital expenditures. Differences may occur due to rounding.

12

13 Q2 2024 Net Sales 1. Organic net sales growth calculation excludes net sales of acquired businesses until first anniversary of acquisition date an d i mpact of foreign currency translation. ($ in millions) (Unaudited) FY24 FY23 Reported Organic (1) Organic (1) 1,386.5$ 1,431.0$ Acquisitions 38.3 - Fx Impact (3.8) - Total Net Sales 1,420.9$ 1,431.0$ (0.7%) (3.1%) Wallboard 585.2$ 584.6$ 0.1% (0.3%) Ceilings 175.3 159.6 9.9% 7.2% Steel Framing 232.1 278.2 (16.6%) (17.4%) Complementary Products 428.3 408.7 4.8% (1.4%) Total Net Sales 1,420.9$ 1,431.0$ (0.7%) (3.1%) Fiscal Q2 Variance

Quarterly Net Income to Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		1Q23	2Q23	3Q23	4Q23	FY23	1Q24	2Q24
Net Income		$ 89,470	$ 103,153	$ 64,775	$ 75,593	$ 332,991	$ 86,830	$ 80,957
Add: Interest Expense		14,661	16,055	16,943	18,184	65,843	18,914	18,742
Add: Write off of debt discount and deferred financing fees		-	-	-	-	-	1,401	-
Less: Interest Income		(56)	(154)	(180)	(897)	(1,287)	(474)	(292)
Add: Income Tax Expense		32,030	35,995	23,697	22,790	114,512	26,734	27,205
Add: Depreciation Expense		14,993	15,058	15,162	15,964	61,177	16,327	16,963
Add: Amortization Expense		17,447	17,168	16,257	14,858	65,730	15,691	15,974
EBITDA		$ 168,545	$ 187,275	$ 136,654	$ 146,492	$ 638,966	$ 165,423	$ 159,549
Adjustments								
Stock appreciation rights	(A)	2,344	3,230	314	1,815	7,703	1,218	401
Redeemable noncontrolling interests	(B)	495	340	368	(25)	1,178	480	184
Equity-based compensation	(C)	3,132	3,781	3,285	3,019	13,217	3,304	5,111
Severance and other permitted costs	(D)	352	379	(315)	2,372	2,788	406	882
Transaction costs (acquisition and other)	(E)	386	292	476	807	1,961	1,385	1,223
(Gain) loss on disposal of assets	(F)	(284)	81	(411)	(799)	(1,413)	(131)	(310)
Effects of fair value adjustments to inventory	(G)	44	135	457	487	1,123	302	140
Gain on legal settlement		-	-	-	-	-	-	-
Debt transaction costs	(H)	-	-	-	173	173	911	378
Total Adjustments		$ 6,469	$ 8,238	$ 4,174	$ 7,849	$ 26,730	$ 7,875	$ 8,009
Adjusted EBITDA (as reported)		$ 175,014	$ 195,513	$ 140,828	$ 154,341	$ 665,696	$ 173,298	$ 167,558
Net Sales		$1,359,553	$1,430,979	$1,234,618	$1,304,102	$5,329,252	$1,409,600	$1,420,930
Adjusted EBITDA Margin		12.9%	13.7%	11.4%	11.8%	12.5%	12.3%	11.8%

Commentary

A. Represents changes in the fair value of stock appreciation rights
B. Represents changes in the fair value of noncontrolling interests
C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards
D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility
E. Represents one-time costs related to acquisitions paid to third parties
F. Includes gains and losses from the sale and disposal of assets
G. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value
H. Represents expenses paid to third party advisors related to debt refinancing activities

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

14

Net Income to Pro Forma Adjusted EBITDA

Reconciliation

($ in 000s) (Unaudited)		2Q24 LTM	2023	2022	2021	2020	2019	2018	2017
Net Income		**$ 308,155**	**$ 332,991**	**$ 273,442**	**$ 105,560**	**$ 23,381**	**$ 56,002**	**$ 62,971**	**$ 48,886**
Add: Interest Expense		72,783	65,843	58,097	53,786	67,718	73,677	31,395	29,360
Add: Write off of debt discount and deferred financing fees		1,401	-	-	4,606	1,331	-	74	7,103
Less: Interest Income		(1,843)	(1,287)	(163)	(86)	(88)	(66)	(177)	(152)
Add: Income Tax Expense		100,426	114,512	91,377	31,534	22,944	14,039	20,883	22,654
Add: Depreciation Expense		64,416	61,177	55,437	50,480	51,332	46,456	24,075	25,565
Add: Amortization Expense		62,780	65,730	63,795	57,645	65,201	71,003	41,455	43,675
EBITDA		**$ 608,118**	**$ 638,966**	**$ 541,985**	**$ 303,525**	**$ 231,819**	**$ 261,111**	**$ 180,676**	**$ 177,091**
Adjustments									
Impairment of goodwill				-	-	63,074	-	-	-
Stock appreciation rights	(A)	3,748	7,703	4,403	3,173	1,572	2,730	2,318	148
Redeemable noncontrolling interests	(B)	1,007	1,178	1,983	1,288	520	1,188	1,868	3,536
Equity-based compensation	(C)	14,719	13,217	10,968	8,442	7,060	3,906	1,695	2,534
Severance and other permitted costs	(D)	3,345	2,788	1,132	2,948	5,733	8,152	581	(157)
Transaction costs (acquisition and other)	(E)	3,891	1,961	3,545	1,068	2,414	7,858	3,370	2,249
(Gain) loss on disposal of assets		(1,651)	(1,413)	(913)	(1,011)	658	(525)	(509)	(338)
Effects of fair value adjustments to inventory	(F)	1,386	1,123	3,818	788	575	4,176	324	946
Gain on legal settlement		-	-	-	(1,382)	(14,029)	-	-	-
Change in fair value of financial instruments	(G)	-	-	-	-	-	6,395	6,125	382
Secondary public offerings	(H)	-	-	-	-	363	-	1,525	1,385
Debt transaction costs	(I)	1,462	173	-	532	-	678	1,285	265
Total Adjustments		**$ 27,907**	**$ 26,730**	**$ 24,936**	**$ 15,846**	**$ 67,940**	**$ 34,558**	**$ 18,582**	**$ 11,138**
Adjusted EBITDA (as reported)		**$ 636,025**	**$ 665,696**	**$ 566,921**	**$ 319,371**	**$ 299,759**	**$ 295,669**	**$ 199,258**	**$ 188,229**
Contributions from acquisitions	(J)	11,386	9,535	21,348	4,948	1,480	6,717	1,280	9,500
Pro Forma Adjusted EBITDA		**$ 647,411**	**$ 675,231**	**$ 588,269**	**$ 324,319**	**$ 301,239**	**$ 302,386**	**$ 200,538**	**$ 197,729**
Net Sales		**$5,369,250**	**$5,329,252**	**$4,634,875**	**$3,298,823**	**$3,241,307**	**$3,116,032**	**$2,511,469**	**$2,319,146**
Adjusted EBITDA margin (as reported)		**11.8%**	**12.5%**	**12.2%**	**9.7%**	**9.2%**	**9.5%**	**7.9%**	**8.1%**

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to our initial public offering and acquisitions paid to third party advisors as well as costs related to the retirement of corporate stock appreciation rights

F. Represents the non-cash cost of sales impact of purchase accounting adjustments to increase inventory to its estimated fair value

G. Represents mark-to-market adjustments for derivative financial instruments

H. Represents one-time costs related to our secondary offerings paid to third party advisors

I. Represents expenses paid to third party advisors related to debt refinancing activities

J. Pro forma impact of earnings from acquisitions from the beginning of the LTM period to the date of acquisition, including synergies

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

15

16 Income Before Taxes to Adjusted Net Income Reconciliation Commentary A. Depreciation and amortization from the increase in value of certain long - term assets associated with the April 1, 2014 acquisition of the predecessor company and amortization of intangible assets from the acquisitions of Titan, Westside Building Materials, and AMES Taping Tools B. Normalized cash tax rate determined based on our estimated taxes excluding the impact of purchase accounting and certain other deferred tax amounts ($ in 000s) 2Q24 2Q23 (Unaudited) Income before taxes 108,162$ 139,148$ EBITDA adjustments 8,009 8,238 Write-off of debt discount and deferred financing fees - - Purchase accounting depreciation and amortization (A) 10,823 13,057 Adjusted pre-tax income 126,994 160,443 Adjusted income tax expense 32,383 40,913 Adjusted net income 94,611$ 119,530$ Effective tax rate (B) 25.5% 25.5% Weighted average shares outstanding: Basic 40,466 42,232 Diluted 41,088 42,887 Adjusted net income per share: Basic 2.34$ 2.83$ Diluted 2.30$ 2.79$

Reported SG&A to Adjusted SG&A

Reconciliation

(Unaudited) ($ in millions)		1Q23	2Q23	3Q23	4Q23	FY2023	1Q24	2Q24
SG&A - Reported		**$ 267.7**	**$ 279.0**	**$ 267.4**	**$ 279.8**	**$ 1,093.8**	**$ 286.8**	**$ 300.9**
Adjustments								
Stock appreciation rights	(A)	(2.3)	(3.2)	(0.3)	(1.8)	(7.7)	(1.2)	(0.4)
Redeemable noncontrolling interests	(B)	(0.5)	(0.3)	(0.4)	0.0	(1.2)	(0.5)	(0.2)
Equity-based compensation	(C)	(3.1)	(3.8)	(3.3)	(3.0)	(13.2)	(3.3)	(5.1)
Severance and other permitted costs	(D)	(0.4)	(0.4)	0.3	(2.4)	(2.9)	(0.4)	(0.9)
Transaction costs (acquisition and other)	(E)	(0.4)	(0.3)	(0.5)	(0.8)	(2.0)	(1.4)	(1.2)
Gain (loss) on disposal of assets	(F)	0.3	(0.1)	0.4	0.8	1.4	0.1	0.3
Debt transaction costs	(H)	-	-	-	(0.2)	(0.2)	(0.9)	(0.4)
SG&A - Adjusted		**$ 261.3**	**$ 270.9**	**$ 263.6**	**$ 272.4**	**$ 1,068.1**	**$ 279.2**	**$ 293.0**
Net Sales		**$ 1,359.6**	**$ 1,431.0**	**$ 1,234.6**	**$ 1,304.1**	**$ 5,329.3**	**$ 1,409.6**	**$ 1,420.9**
Adjusted SG&A Margin		*19.2%*	*18.9%*	*21.4%*	*20.9%*	*20.0%*	*19.8%*	*20.6%*

Commentary

A. Represents changes in the fair value of stock appreciation rights

B. Represents changes in the fair value of noncontrolling interests

C. Represents non-cash equity-based compensation expense related to the issuance of share-based awards

D. Represents severance expenses and certain other cost adjustments as permitted under the ABL Facility and the Term Loan Facility

E. Represents one-time costs related to acquisitions paid to third parties

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

17

Leverage Summary

($ mm)	10/31/22 LTM	1/31/23 LTM	4/30/23 LTM	7/31/23 LTM	10/31/23 LTM
Cash and cash equivalents	$124	$187	$164	$81	$77
Revolving Credit Facilities	$240	$240	$110	$113	$81
First Lien Term Loan	499	498	497	493	494
Senior Notes	345	346	346	346	346
Capital Lease Obligations	126	132	137	136	150
Installment Notes	3	8	8	13	6
Total Debt	**$1,214**	**$1,223**	**$1,099**	**$1,102**	**$1,076**
Total Net Debt	**$1,090**	**$1,037**	**$935**	**$1,021**	**$1,000**
PF Adj. EBITDA	**$662**	**$668**	**$684**	**$678**	**$649**
Total Debt / PF Adj. EBITDA	**1.8x**	**1.8x**	**1.6x**	**1.6x**	**1.7x**
Net Debt / PF Adj. EBITDA	**1.6x**	**1.6x**	**1.4x**	**1.5x**	**1.5x**

GMS
GYPSUM MANAGEMENT & SUPPLY, INC.®

(1) Net of unamortized discount of $0.4mm, $0.3mm, $0.3mm, $2.5mm and $2.4mm as of October 31, 2022, January 31, 2023, April 30, 2023, July 31, 2023 and October 31, 2023 respectively.
(2) Net of deferred financing costs of $2.6 mm, $2.4mm, $2.1mm, $4.1mm and $3.9mm as of October 31, 2022, January 31, 2023, April 30, 2023, July 31, 2023 and October 31, 2023 respectively.
(3) Net of deferred financing costs of $4.5mm, $4.3mm, $4.1mm, $3.9mm and $3.8mm as of October 31, 2022, January 31, 2023, April 30, 2023, July 31, 2023 and October 31, 2023 respectively
(4) Net of unamortized discount of $0.2mm, $0.2mm, $0.1mm, $0.1mm, and $0.0mm as of October 31, 2022, January 31, 2023, April 30, 2023, July 31, 2023 and October 31, 2023 respectively.
(5) For a reconciliation Pro Forma Adjusted EBITDA to net income, the most directly comparable GAAP metric, see Appendix.

18

19 Net Income to Adjusted EBITDA Outlook Reconciliation ($ in millions) Q3 FY24 Net Income $48 - $50 Interest expense, net 17.1 - 17.6 Provision for income taxes 16.5 - 17.0 Depreciation and amortization expense 29.7 - 30.6 Other Adjustments 12.0 Adjusted EBITDA $123 - $127